UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21918
Oppenheimer Global Multi Strategies Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 5/31/2012

Item 1. Reports to Stockholders.
May 31, 2012 Oppenheimer Global Multi Strategies Fund Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Holdings

Oppenheimer Master Event-Linked Bond Fund, LLC	21.1%

Oppenheimer Master Loan Fund, LLC	19.9

Oppenheimer Institutional Money Market Fund, Cl. E	7.6

Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.	6.0

Vita Capital IV Ltd. Catastrophe Linked Nts., 4.174%, 1/15/15	3.0

U.S. Treasury Bills, 0.13%, 11/29/12	2.8

Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.976%, 6/6/13	1.6

Kortis Capital Ltd. Catastrophe Linked Nts., 5.452%, 1/15/17	1.5

Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	1.2

OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18	1.1
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2012, and are based on net assets.
6 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Over the 12-month period, the Fund’s Class A shares (without sales charge) returned –9.66%. By comparison, U.S. equity and international bond markets produced mixed results, as the S&P 500 Index returned –0.41% and the Barclays Capital Global Aggregate Bond Index returned 2.32%. Most of the Fund’s losses occurred over the first half of the reporting period, when markets were especially choppy.
     Part of our investment process employs a global macroeconomic analysis of the markets to help to determine which asset classes and sectors are most attractive. Our analysis of the global macroeconomic and investment landscape led us to significant allocations to high yield, mortgage-backed securities and emerging market debt. These areas underperformed when the European sovereign debt crisis flared up again during the latter half of 2011, as investors flocked towards relative safe havens.
     We also invested in stocks, bonds and currencies employing a global macroeconomic perspective. These investments performed well during the reporting period, as we made good calls on the direction of U.S equities, U.S. Treasuries, and the euro. However, the gains were not enough to offset the underperformance of our credit allocations.
     We made some equity market neutral investments in an attempt to exploit anomalies in equities and, through hedging, lessen risk in the overall portfolio. These investments underperformed as our stock selection across different countries including the U.S. did not succeed in generating returns. Towards the end of the period, we made some adjustments to equity market neutral-based investments and saw more encouraging results.
     Overall, our fixed-income and alternative investments contributed positively to performance this period. Our significant allocation to event-linked bonds–bonds that default if a catastrophic event were to occur (such as an earthquake or hurricane)–performed very well for the Fund. Our sovereign bond strategy, which involved taking long positions on government bonds with steep interest rate curves and short positions on government bonds with flat or inverted interest rate curves, produced roughly flat performance. Detracting from performance were certain long and short credit positions.
     We also took positions in investments seeking to exploit differences between the forecasted future volatility of an asset and the implied volatility of options based on that asset. Because options pricing is determined by the volatility of the underlying asset, if the forecasted and implied volatilities differ, there can be a discrepancy between the expected price of the option and its actual market price. Our purchasing and selling of volatility
7 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FUND PERFORMANCE DISCUSSION
swaps on currencies to express views on the direction and state of currency volatility generated positive returns. We sold these volatility swaps when levels were historically high. We also sold volatility through option trades but our returns on these investments were negative for the reporting period.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until May 31, 2012. Performance is measured from inception of the Class on March 5, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares and reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Capital Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
8 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 5/31/2012
1-Year -14.86%  5-Year -1.47%  Since Inception (3/5/07) -1.11%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the current initial sales charge of 5.75% for Class A shares. There is no sales charge for Class Y shares. See page 10 for further information.
9 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/5/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class C shares of the Fund were first publicly offered on 1/27/12. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class I shares of the Fund were first publicly offered on 1/27/12. Class I shares are only offered to eligible institutional investors that make a minimum initial investment of $5 million or more per account and to retirement plan service provider platforms.
Class Y shares of the Fund were first publicly offered on 1/27/12. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
10 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
11 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	December 1, 2011	May 31, 2012	May 31, 2012[1,2]

Class A	$1,000.00	$1,017.30	$6.32

Class C	1,000.00	997.60	5.38

Class I	1,000.00	1,000.80	1.65

Class Y	1,000.00	1,000.40	2.17

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.75	6.33

Class C	1,000.00	1,017.20	7.90

Class I	1,000.00	1,022.60	2.43

Class Y	1,000.00	1,021.85	3.19

1.	Actual expenses paid for Class A are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Actual expenses paid for Class C, I and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 126/366 to reflect the period from January 27, 2012 (inception of offering) to May 31, 2012.

2.	Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2012 for Class A and for the period from January 27, 2012 (inception of offering) to May 31, 2012 for Classes C, I and Y are as follows:

Class	Expense Ratios

Class A	1.25%

Class C	1.56

Class I	0.48

Class Y	0.63
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
12 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS May 31, 2012

	Shares	Value

Wholly-Owned Subsidiary—6.0%
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.[1,2] (Cost $1,039,797)	10,000	$1,011,941

Common Stocks—7.5%
American Capital Agency Corp.	3,922	128,132

Annaly Mortgage Management, Inc.	7,577	125,930

Anworth Mortgage Asset Corp.[3]	18,617	125,292

ARMOUR Residential REIT, Inc.	18,162	126,771

Capstead Mortgage Corp.	9,087	125,128

Chimera Investment Corp.	44,602	124,886

Goldman Sachs Group, Inc. (The)	59	5,646

Hatteras Financial Corp.	4,304	122,879

Invesco Mortgage Capital, Inc.	6,905	125,257

MFA Mortgage Investments, Inc.	16,674	127,056

Resource Capital Corp.	23,906	127,658

Total Common Stocks (Cost $1,234,232)		1,264,635

	Principal
	Amount

Mortgage-Backed Obligations—4.7%
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 2601, Cl. GS, 41.448%, 11/15/17[4]	$225,393	12,296
Series 2639, Cl. SA, 1.138%, 7/15/22[4]	180,487	11,883
Series 2815, Cl. PT, 40.094%, 11/15/32[4]	350,151	39,745
Series 3005, Cl. WI, 14.318%, 7/15/35[4]	404,322	36,556

Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 13.843%, 5/25/33[4]	129,451	22,609
Trust 2003-52, Cl. NS, 17.603%, 6/25/23[4]	210,741	29,493
Trust 2004-56, Cl. SE, 17.871%, 10/25/33[4]	258,100	37,435
Trust 2005-14, Cl. SE, 29.221%, 3/25/35[4]	402,112	68,444
Trust 2005-5, Cl. SD, 12.176%, 1/25/35[4]	363,475	60,975
Trust 2005-6, Cl. SE, 22.641%, 2/25/35[4]	379,015	65,448
Trust 2005-87, Cl. SE, 22.789%, 10/25/35[4]	357,874	50,651
Trust 2006-51, Cl. SA, 16.74%, 6/25/36[4]	126,985	18,347
Trust 2006-53, Cl. US, 16.182%, 6/25/36[4]	319,281	45,502
Trust 2006-60, Cl. DI, 34.099%, 4/25/35[4]	289,333	37,770
Trust 2007-84, Cl. DS, 0%, 8/25/37[4]	449,372	69,595
Trust 2007-88, Cl. XI, 34.611%, 6/25/37[4]	545,987	80,699
Trust 2010-116, Cl. BI, 11.436%, 8/1/20[4]	934,438	91,019
Trust 2011-96, Cl. SA, 7.991%, 10/25/41[4]	89,669	15,604

Total Mortgage-Backed Obligations (Cost $745,366)		794,071

U.S. Government Obligations—2.8%
U.S. Treasury Bills, 0.13%, 11/29/12[5] (Cost $474,690)	475,000	474,707
13 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes—25.4%

Consumer Discretionary—3.0%

Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8%
Sr. Unsec. Nts., 1/15/18	$50,000	$53,188

Automobiles—1.2%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	201,500

Hotels, Restaurants & Leisure—0.7%
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	100,000	68,000

MGM Resorts International, 7.75% Sr. Unsec. Unsub. Nts., 3/15/22	50,000	50,000

		118,000

Media—0.8%
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[6]	50,000	37,500

Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	50,000	43,250

Univision Communications, Inc., 6.875% Sr. Sec. Nts., 5/15/19[6]	50,000	49,000

		129,750

Consumer Staples—0.3%

Food Products—0.3%
Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19	50,000	48,750

Energy—4.6%

Energy Equipment & Services—1.2%
Expro Finance Luxembourg SCA, 8.50% Sr. Sec. Nts., 12/15/16[6]	100,000	97,500

Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	50,000	53,500

11.50% Sr. Sec. Nts., 8/1/15[6]	50,000	53,500

		204,500

Oil, Gas & Consumable Fuels—3.4%
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21[6]	50,000	42,875

ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	150,000	80,625

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	50,000	53,250

NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[6]	50,000	48,000

OGX Petroleo e Gas Participacoes SA, 8.50% Sr. Unsec. Nts., 6/1/18[6]	200,000	193,500

Sabine Pass LNG LP, 7.50% Sr. Sec. Nts., 11/30/16	100,000	106,250

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	50,000	49,813

		574,313

Financials—3.2%
Capital Markets—1.1%
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	50,000	55,188

RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	50,000	53,375

Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	100,000	79,000

		187,563
14 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal
	Amount	Value

Commercial Banks—0.6%
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[6]	$100,000	$91,773

Consumer Finance—0.3%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18	50,000	53,000

Insurance—0.3%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	50,000	55,750

Real Estate Investment Trusts—0.3%
Weyerhaeuser Co., 7.375% Debs., 3/15/32	50,000	56,810

Real Estate Management & Development—0.6%
Evergrande Real Estate Ltd., 13% Sr. Unsec. Unsub. Bonds, 1/27/15[6]	100,000	96,000

Health Care—1.8%

Biotechnology—0.3%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	50,000	53,438

Health Care Equipment & Supplies—0.6%
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[6]	100,000	101,500

Health Care Providers & Services—0.3%
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	50,000	49,250

Pharmaceuticals—0.6%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[6]	50,000	49,625

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC,
7.75% Sr. Unsec. Nts., 9/15/18	50,000	53,000

		102,625

Industrials—1.8%

Aerospace & Defense—0.3%
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	50,000	53,375

Air Freight & Logistics—0.6%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[6]	100,000	97,500

Trading Companies & Distributors—0.3%
UR Financing Escrow Corp., 7.625% Sr. Unsec. Nts., 4/15/22[6]	50,000	51,250

Transportation Infrastructure—0.6%
DP World Ltd., 6.85% Sr. Unsec. Unsub. Bonds, 7/2/37[6]	100,000	94,750

Information Technology—1.7%

Communications Equipment—1.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[6]	50,000	45,000

CommScope, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19[6]	50,000	51,688

Hughes Satellite Systems Corp., 6.50% Sr. Sec. Nts., 6/15/19	50,000	51,000

Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29	50,000	34,625

		182,313

IT Services—0.3%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	50,000	47,375
15 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18[6]	$50,000	$52,875

Materials—2.4%

Construction Materials—0.6%
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[6]	100,000	92,250

Metals & Mining—1.2%
JSC Severstal, 6.70% Nts., 10/25/17[6]	100,000	98,429

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	100,000	106,250

		204,679

Paper & Forest Products—0.6%
Fibria Overseas Finance Ltd., 7.50% Sr. Unsec. Nts., 5/4/20[6]	100,000	101,000

Telecommunication Services—4.4%

Diversified Telecommunication Services—1.2%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	50,000	50,375

Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	50,000	49,250

Level 3 Financing, Inc., 8.125% Sr. Unsec. Unsub. Nts., 7/1/19	50,000	50,250

Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	50,000	53,500

		203,375

Wireless Telecommunication Services—3.2%
Clearwire Communications LLC/Clearwire Finance, Inc.,
12% Sr. Sec. Nts., 12/1/15[6]	150,000	131,625

Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	50,000	45,938

NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	50,000	42,250

Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[6]	50,000	54,250

VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[6]	200,000	181,872

Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[6]	100,000	85,500

		541,435

Utilities—2.2%

Electric Utilities—0.7%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	100,000	54,000

Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	50,000	54,125

		108,125

Energy Traders—1.2%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	50,000	55,750

Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[6]	50,000	52,500

NRG Energy, Inc., 7.875% Sr. Unsec. Nts., 5/15/21	100,000	96,750

		205,000
16 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal
	Amount	Value

Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22	$50,000	$49,117

Total Non-Convertible Corporate Bonds and Notes (Cost $4,446,392)		4,262,129

Event-Linked Bonds—6.1%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.452%, 1/15/17[6,7]	250,000	252,100

Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.976%, 6/6/13[6,7]	500,000	272,750

Vita Capital IV Ltd. Catastrophe Linked Nts., 4.174%, 1/15/15[6,7]	500,000	503,950

Total Event-Linked Bonds (Cost $1,241,532)		1,028,800

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.6%
Facebook, Inc., Cl. A Put[2] (Cost $103,535)	1/21/13	$28.000	210	98,700

	Shares

Investment Companies—48.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[1,8]	1,281,036	1,281,036

Oppenheimer Master Event-Linked Bond Fund, LLC[1]	309,555	3,550,417

Oppenheimer Master Loan Fund, LLC[1]	269,656	3,347,735

Total Investment Companies (Cost $8,253,054)		8,179,188

Total Investments, at Value (Cost $17,538,598)	101.7%	17,114,171

Liabilities in Excess of Other Assets	(1.7)	(279,117)

Net Assets	100.0%	$16,835,054

Footnotes to Statement of Investments
1.   Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2011	Additions	Reductions	May 31, 2012

Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	122,762	—	122,762	—
Oppenheimer Global Multi Strategies Fund
(Cayman) Ltd. (formerly Oppenheimer Absolute
Return Fund (Cayman) Ltd.)[a]	—	10,000	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	1,018,003	35,233,332	34,970,299	1,281,036
Oppenheimer Master Event-Linked Bond Fund, LLC	197,041	112,514	—	309,555
Oppenheimer Master Loan Fund, LLC	179,856	318,526	228,726	269,656
17 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	$—	$—		$(34,195)
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. (formerly Oppenheimer Absolute Return Fund (Cayman) Ltd.)[a]	1,011,941	—		—
Oppenheimer Institutional Money Market Fund, Cl. E	1,281,036	3,367		—
Oppenheimer Master Event-Linked Bond Fund, LLC	3,550,417	260,140	[b]	(4,874)[b]
Oppenheimer Master Loan Fund, LLC	3,347,735	93,553	[c]	(71,320)[c]

	$9,191,129	$357,060		$(110,389)

a.	Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
2.	Non-income producing security.

3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $6,730. See Note 6 of the accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $794,071 or 4.72% of the Fund’s net assets as of May 31, 2012.

5.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $449,723. See Note 6 of the accompanying Notes.

6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,129,875 or 18.60% of the Fund’s net assets as of May 31, 2012.

7.	Represents the current interest rate for a variable or increasing rate security.

8.	Rate shown is the 7-day yield as of May 31, 2012.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$15,373,434	89.8%
Brazil	294,500	1.7
Russia	280,301	1.6
Supranational	252,100	1.5
Luxembourg	232,250	1.4
United Kingdom	189,273	1.1
India	106,250	0.6
China	96,000	0.6
United Arab Emirates	94,750	0.6
Mexico	92,250	0.5
Spain	53,438	0.3
Canada	49,625	0.3

Total	$17,114,171	100.0%

18 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Foreign Currency Exchange Contracts as of May 31, 2012 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Banc of America:
Chilean Peso (CLP)	Sell	28,900	CLP	7/17/12	$55,580	$3,416	$—
Colombian Peso (COP)	Buy	230,200	COP	7/17/12	125,115	—	1,092
Euro (EUR)	Sell	859	EUR	6/21/12-7/17/12	1,062,279	33,585	—
Indian Rupee (INR)	Sell	1,395	INR	7/17/12	24,606	185	—
Malaysian Ringgit (MYR)	Sell	51	MYR	7/17/12	16,032	187	—
Singapore Dollar (SGD)	Buy	510	SGD	6/4/12	395,780	—	16,457

						37,373	17,549

Barclay’s Capital:
Australian Dollar (AUD)	Sell	40	AUD	6/21/12	38,886	782	—
Polish Zloty (PLZ)	Buy	33	PLZ	7/17/12	9,252	—	350
Russian Ruble (RUR)	Buy	909	RUR	7/17/12	26,991	—	2,143
Russian Ruble (RUR)	Sell	750	RUR	7/17/12	22,270	2,995	—

						3,777	2,493

Citigroup:
Australian Dollar (AUD)	Buy	146	AUD	6/5/12	141,802	—	22
Canadian Dollar (CAD)	Sell	170	CAD	6/21/12	164,513	2,572	—
Chilean Peso (CLP)	Buy	28,900	CLP	7/17/12	55,580	—	816
Colombian Peso (COP)	Buy	228,500	COP	7/17/12	124,191	—	741
South Korean Won (KRW)	Sell	2,900	KRW	7/17/12	2,449	100	—
Swiss Franc (CHF)	Sell	40	CHF	6/21/12	41,195	1,188	—

						3,860	1,579

Credit Suisse:
Hungarian Forint (HUF)	Buy	91,000	HUF	7/3/12	372,420	—	44,017
Mexican Nuevo Peso (MXN)	Buy	470	MXN	7/17/12	32,580	—	2,976
Mexican Nuevo Peso (MXN)	Sell	1,040	MXN	7/17/12	72,091	7,034	—
New Zealand Dollar (NZD)	Sell	485	NZD	7/17/12	364,359	5,971	441
Russian Ruble (RUR)	Buy	750	RUR	7/17/12	22,270	—	3,002
Russian Ruble (RUR)	Sell	909	RUR	7/17/12	26,991	3,424	—
Swedish Krona (SEK)	Sell	20	SEK	7/17/12	2,748	218	—

						16,647	50,436

Deutsche Bank Securities, Inc.:
Indian Rupee (INR)	Buy	1,395	INR	7/17/12	24,606	—	1,895
New Turkish Lira (TRY)	Buy	720	TRY	7/9/12	382,360	—	21,129
South Korean Won (KRW)	Buy	9,600	KRW	7/17/12	8,107	—	214
South Korean Won (KRW)	Sell	14,200	KRW	7/17/12	11,992	527	—

						527	23,238

Goldman Sachs & Co.
South African Rand (ZAR)	Buy	5	ZAR	7/17/12	585	—	48

JP Morgan Chase:
Australian Dollar (AUD)	Buy	21	AUD	7/17/12	20,366	—	24
British Pound Sterling (GBP)	Sell	8	GBP	7/17/12	12,327	645	—
Canadian Dollar (CAD)	Buy	89	CAD	7/17/12	86,078	—	3,311
Canadian Dollar (CAD)	Sell	5	CAD	7/17/12	4,836	149	—
19 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

JP Morgan Chase: Continued
Euro (EUR)	Buy	84	EUR	7/17/12-8/17/12	$103,921	$—	$7,271
Euro (EUR)	Sell	57	EUR	8/17/12	70,526	4,977	—
Hungarian Forint (HUF)	Sell	91,000	HUF	7/3/12	372,420	25,529	—
Malaysian Ringgit (MYR)	Buy	14	MYR	7/17/12	4,401	—	122
Mexican Nuevo Peso (MXN)	Sell	5,570	MXN	7/17/12	386,105	16,430	—
New Taiwan Dollar (TWD)	Sell	406	TWD	7/17/12	13,611	175	—
New Turkish Lira (TRY)	Sell	720	TRY	7/9/12	382,360	9,282	—
New Zealand Dollar (NZD)	Buy	18	NZD	7/17/12	13,523	—	74
Singapore Dollar (SGD)	Buy	28	SGD	7/17/12	21,731	—	730
Singapore Dollar (SGD)	Sell	510	SGD	6/4/12	395,780	9,419	—
South Korean Won (KRW)	Sell	9,600	KRW	7/17/12	8,107	208	—

						66,814	11,532

Morgan Stanley & Co., Inc.:
Brazilian Real (BRR)	Sell	290	BRR	7/3/12	142,752	2,495	—
Euro (EUR)	Sell	70	EUR	6/4/12	86,729	100	—
Japanese Yen (JPY)	Sell	20,000	JPY	6/21/12	255,287	—	3,159

						2,595	3,159

Nomura Securities:
Australian Dollar (AUD)	Sell	370	AUD	7/17/12	358,835	5,649	—
Canadian Dollar (CAD)	Sell	113	CAD	7/17/12	109,290	5,370	—
Japanese Yen (JPY)	Sell	4,000	JPY	7/17/12	51,073	—	1,029
Malaysian Ringgit (MYR)	Buy	37	MYR	7/17/12	11,631	—	359
Norwegian Krone (NOK)	Buy	370	NOK	7/17/12	60,394	—	1,687
Norwegian Krone (NOK)	Sell	50	NOK	7/17/12	8,161	500	—

						11,519	3,075

RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	18	AUD	7/17/12	17,457	—	1,085
Australian Dollar (AUD)	Sell	4	AUD	7/17/12	3,879	168	—
British Pound Sterling (GBP)	Sell	106	GBP	6/21/12-7/17/12	163,350	4,306	—
Canadian Dollar (CAD)	Buy	5	CAD	7/17/12	4,836	—	57
Canadian Dollar (CAD)	Sell	35	CAD	7/17/12	33,851	1,149	—
Norwegian Krone (NOK)	Buy	20	NOK	7/17/12	3,265	—	199
Norwegian Krone (NOK)	Sell	370	NOK	7/17/12	60,394	3,204	—
Polish Zloty (PLZ)	Sell	33	PLZ	7/17/12	9,252	1,171	—
Singapore Dollar (SGD)	Sell	36	SGD	7/17/12	27,940	575	—

						10,573	1,341

State Street
South African Rand (ZAR)	Sell	5	ZAR	7/17/12	585	38	—

Westpac:
Australian Dollar (AUD)	Buy	4	AUD	7/17/12	3,879	—	122
Australian Dollar (AUD)	Sell	39	AUD	7/17/12	37,823	2,335	—
New Zealand Dollar (NZD)	Sell	21	NZD	7/17/12	15,776	631	—

						2,966	122

Total unrealized appreciation and depreciation						$156,689	$114,572

20 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Futures Contracts as of May 31, 2012 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Financial Times Stock Exchange
100 Index	Sell	4	6/15/12	$326,023	$36,859
NIKKEI 225 Index	Sell	13	6/7/12	707,982	75,122
SPI 200 Index	Sell	3	6/21/12	297,563	17,559
Standard & Poor’s 500 E-Mini Index	Buy	87	6/15/12	5,695,020	(241,358)
Standard & Poor’s 500 E-Mini Index	Sell	27	6/15/12	1,767,420	110,587
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	1	6/14/12	126,950	10,552
U.S. Treasury Long Bonds	Buy	7	9/19/12	1,048,031	18,123
U.S. Treasury Long Bonds	Sell	6	9/19/12	898,313	495
U.S. Treasury Nts., 2 yr.	Sell	13	9/28/12	2,865,281	(1,858)
U.S. Treasury Nts., 5 yr.	Buy	7	9/28/12	869,313	3,000
U.S. Treasury Nts., 10 yr.	Buy	4	9/19/12	535,750	(298)

					$28,783

Written Options as of May 31, 2012 are as follows:

		Number of	Exercise	Expiration	Premiums		Unrealized
Description	Type	Contracts	Price	Date	Received	Value	Appreciation

Standard & Poor’s 500 Index (The)	Call	18	$1,470.000	6/4/12	$2,160	$—	$2,160
Standard & Poor’s 500 Index (The)	Call	18	1,260.000	6/4/12	254,970	(91,764)	163,206
Standard & Poor’s 500 Index (The)	Put	18	1,260.000	6/4/12	3,060	(1,152)	1,908

					$260,190	$(92,916)	$167,274

Credit Default Swap Contracts as of May 31, 2012 are as follows:

			Pay/		Upfront
	Buy/Sell		Receive		Payment		Unrealized
Reference Entity/	Credit	Notional	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	Amount	Rate	Date	(Paid)	Value	(Depreciation)

Barrick Gold Corp.
Barclays Bank plc	Buy	$330,000	1%	6/20/17	$(3,863)	$10,630	$6,767

	Total	330,000			(3,863)	10,630	6,767

Cardinal Health, Inc.
Credit Suisse International	Buy	330,000	1	6/20/17	9,807	(8,725)	1,082

	Total	330,000			9,807	(8,725)	1,082

CDX North America High Yield Index, Series 18:
Citibank NA	Buy	440,000	5	6/20/17	(13,994)	26,046	12,052
Credit Suisse International	Buy	420,000	5	6/20/17	(13,096)	24,862	11,766
JPMorgan Chase Bank NA	Buy	880,000	5	6/20/17	(39,417)	52,092	12,675

	Total	1,740,000			(66,507)	103,000	36,493

Expedia, Inc.
Deutsche Bank AG	Sell	340,000	1	6/20/17	12,864	(15,325)	(2,461)

	Total	340,000			12,864	(15,325)	(2,461)

Freeport-McMoRan Copper & Gold, Inc.
JPMorgan Chase Bank NA	Buy	340,000	1	6/20/17	(8,801)	16,007	7,206

	Total	340,000			(8,801)	16,007	7,206

21 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell		Receive		Payment		Unrealized
Reference Entity/	Credit	Notional	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	Amount	Rate	Date	(Paid)	Value	(Depreciation)

Halliburton Co.
Credit Suisse International	Buy	$330,000	1%	6/20/17	$5,511	$(2,864)	$2,647

	Total	330,000			5,511	(2,864)	2,647

Hewlett-Packard Co.
Bank of America NA	Buy	330,000	1	6/20/17	(4,665)	15,020	10,355

	Total	330,000			(4,665)	15,020	10,355

Macy’s, Inc.
Credit Suisse International	Sell	330,000	1	6/20/17	1,484	(3,617)	(2,133)

	Total	330,000			1,484	(3,617)	(2,133)

SLM Corp.
Bank of America NA	Sell	330,000	5	6/20/17	(11,372)	(3,175)	(14,547)

	Total	330,000			(11,372)	(3,175)	(14,547)

The Gap, Inc.
Bank of America NA	Sell	330,000	1	6/20/17	17,251	(17,435)	(184)

	Total	330,000			17,251	(17,435)	(184)

Yum! Brands, Inc.
Morgan Stanley Capital Services, Inc.	Sell	330,000	1	6/20/17	(6,730)	4,885	(1,845)

	Total	330,000			(6,730)	4,885	(1,845)

			Grand Total Buys		(68,518)	133,068	64,550
			Grand Total Sells		13,497	(34,667)	(21,170)

			Total Credit Default Swaps		$(55,021)	$98,401	$43,380

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
Type of Reference	Potential Payments		Reference
Asset on which	for Selling Credit		Asset Rating
the Fund Sold	Protection	Amount	Range
Protection	(Undiscounted)	Recoverable*	(Unaudited)**

Investment Grade Single
Name Corporate Debt	$1,330,000	$—	BBB to BBB–
Non-Investment Grade Single
Name Corporate Debt	330,000	—	BB+

Total	$1,660,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
22 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Interest Rate Swap Contracts as of May 31, 2012 are as follows:

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Three-Month NZD BBR FRA
Wespac Banking Corp.	2,230,000	NZD	Three-Month NZD BBR FRA	3.655%	6/7/22	$(2,727)

Three-Month SEK STIBOR SIDE
Goldman Sachs International	11,590,000	SEK	2.440%	Three-Month SEK STIBOR SID	11/3/21	(52,422)

Three-Month USD BBA LIBOR
Barclays Bank plc	1,800,000		Three-Month USD BBA LIBOR	2.358	11/2/21	109,753

				Total Interest Rate Swaps		$54,604

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

NZD	New Zealand Dollar
SEK	Swedish Krona
Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
STIBOR SIDE	Stockholm Interbank Offered Rate
Total Return Swap Contracts as of May 31, 2012 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Custom Basket of Securities:
Citibank NA	719,061 CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	$(17,334)
Citibank NA	65,844,709 JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/16/13	(57,594)
Citibank NA	653,311 AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	(7,306)
23 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Custom Basket of Securities: Continued
Goldman Sachs International	$1,662,211	One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/5/13	$(82,134)
Goldman Sachs International	1,679,835	One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/7/13	(123,826)
Goldman Sachs International	5,302,360 HKD	One-Month HKD HIBOR plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	5/8/13	(78,565)
Morgan Stanley & Co. International Ltd.	209,400 GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/10/13	(20,075)
UBS AG	505,439	One-Month LIBOR plus 12 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/10/13	(76,641)

			Reference Entity Total		(463,475)
HANG SENG Index Futures Contract Expiring 6/28/12
Goldman Sachs International	4,638,900 HKD	If positive, the Total Return of the HANG SENG Index Futures Contract expiring 6/28/12	If negative, the absolute value of the Total Return of the HANG SENG Index Futures Contract expiring 6/28/12	7/5/12	825

IBOVESPA Futures Contract Expiring 6/13/12
UBS AG	354,911	If positive, the Total Return of the IBOVESPA Futures Contract expiring 6/13/12	If negative, the Total Return of the IBOVESPA Futures Contract expiring 6/13/12 plus 10 basis points	6/14/12	58,558
24 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value
S&P 100 Index
Goldman Sachs International	$1,502,386	If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 5 basis points and if negative, the Total Return of the S&P 100 Index	1/8/13	$88,240

			Total of Total Return Swaps		$(315,852)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Abbreviations are as follows:
BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
IBOVESPA	Bovespa Index
LIBOR	London Interbank Offered Rate
S&P	Standard & Poor’s
Volatility Swaps as of May 31, 2012 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value
AUD/CHF Spot Exchange Rate:
Credit Suisse International	1,700 AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 5/9/12 to 6/7/12	9.050%	6/12/12	$454
Goldman Sachs International	1,800 AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 5/31/12 to 7/3/12	10.150	7/5/12	(1,646)
JPMorgan Chase Bank NA	1,800 AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 5/30/12 to 6/28/12	9.750	7/2/12	(3,672)
JPMorgan Chase Bank NA	1,800 AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 5/14/12 to 6/14/12	9.000	6/18/12	(1,663)

			Reference Entity Total		(6,527)
25 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value
CAD/CHF Spot Exchange Rate:
Citibank NA	1,800 CAD	The Historic Volatility of the mid CAD/CHF spot exchange rate during the period 5/16/12 to 6/20/12	9.700%	6/22/12	$(1,820)

Royal Bank of Scotland plc (The)	1,800 CAD	The Historic Volatility of the mid CAD/CHF spot exchange rate during the period 5/17/12 to 6/20/12	8.900	6/22/12	(3,303)

			Reference Entity Total		(5,123)

GBP/SEK Spot Exchange Rate
Goldman Sachs International	1,100 GBP	The Historic Volatility of the mid GBP/SEK spot exchange rate during the period 5/3/12 to 6/6/12	7.150	6/8/12	(3,585)

NZD/CHF Spot Exchange Rate
Credit Suisse International	2,300 NZD	The Historic Volatility of the mid NZD/CHF spot exchange rate during the period 5/15/12 to 6/14/12	9.200	6/18/12	(4,727)

NZD/JPY Spot Exchange Rate
Bank of America NA	2,300 NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 5/23/12 to 6/21/12	15.850	6/25/12	(964)

USD/CHF Spot Exchange Rate:
Bank of America NA	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/22/12 to 6/21/12	10.750	6/25/12	(2,727)
Deutsche Bank AG	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/4/12 to 6/6/12	8.550	6/8/12	(629)
Deutsche Bank AG	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/25/12 to 6/27/12	12.900	6/29/12	314
Deutsche Bank AG	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/11/12 to 6/13/12	9.100	6/15/12	(2,427)
26 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Volatility Swaps: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value
USD/CHF Spot Exchange Rate: Continued
Goldman Sachs International	$1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/29/12 to 6/27/12	12.225%	6/29/12	$(1,597)
Goldman Sachs International	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/7/12 to 6/7/12	9.125	6/11/12	31
Royal Bank of Scotland plc (The)	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/18/12 to 6/20/12	12.200	6/22/12	777
Royal Bank of Scotland plc (The)	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/10/12 to 6/12/12	9.350	6/14/12	(1,309)
Royal Bank of Scotland plc (The)	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/21/12 to 6/21/12	11.450	6/25/12	(1,043)
Royal Bank of Scotland plc (The)	1,800	The Historic Volatility of the mid USD/CHF spot exchange rate during the period 5/8/12 to 6/7/12	9.500	6/11/12	514

			Reference Entity Total		(8,096)

			Total Volatility Swaps		$(29,022)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

CHF	Swiss Franc
JPY	Japanese Yen
SEK	Swedish Krona
27 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of May 31, 2012 is as follows:

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount	Value
Bank of America NA:
	Credit Default Buy Protection	$330,000	$15,020
	Credit Default Sell Protection	660,000	(20,610)
	Volatility	2,300 NZD	(964)
	Volatility	1,800	(2,727)

			(9,281)

Barclays Bank plc:
	Credit Default Buy Protection	330,000	10,630
	Interest Rate	1,800,000	109,753

			120,383

Citibank NA:
	Credit Default Buy Protection	440,000	26,046
	Total Return	653,311 AUD	(7,306)
	Total Return	719,061 CAD	(17,334)
	Total Return	65,844,709 JPY	(57,594)
	Volatility	1,800 CAD	(1,820)

			(58,008)

Credit Suisse International:
	Credit Default Buy Protection	1,080,000	13,273
	Credit Default Sell Protection	330,000	(3,617)
	Volatility	1,700 AUD	454
	Volatility	2,300 NZD	(4,727)

			5,383

Deutsche Bank AG:
	Credit Default Sell Protection	340,000	(15,325)
	Volatility	5,400	(2,742)

			(18,067)

Goldman Sachs International:
	Interest Rate	11,590,000 SEK	(52,422)
	Total Return	9,941,260 HKD	(77,740)
	Total Return	4,844,432	(117,720)
	Volatility	1,800 AUD	(1,646)
	Volatility	1,100 GBP	(3,585)
	Volatility	3,600	(1,566)

			(254,679)

JPMorgan Chase Bank NA:
	Credit Default Buy Protection	1,220,000	68,099
	Volatility	3,600 AUD	(5,335)

			62,764

Morgan Stanley & Co. International Ltd.	Total Return	209,400 GBP	(20,075)

Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	330,000	4,885
28 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount		Value
Royal Bank of Scotland plc (The):
	Volatility	1,800	CAD	$(3,303)
	Volatility	7,200		(1,061)

				(4,364)

UBS AG	Total Return	860,350		(18,083)

Westpac Banking Corp.	Interest Rate	2,230,000	NZD	(2,727)

		Total Swaps		$(191,869)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,245,747)	$7,923,042
Affiliated companies (cost $8,253,054)	8,179,188
Wholly-owned subsidiary (cost $1,039,797)	1,011,941

17,114,171

Cash	109,559

Unrealized appreciation on foreign currency exchange contracts	156,689

Appreciated swaps, at value (upfront payments paid $83,836)	404,123

Depreciated swaps, at value (upfront payments paid $6,730)	4,885

Receivables and other assets:
Dividends	134,154
Closed foreign currency contracts	71,725
Futures margins	31,359
Investments sold	22,836
Expense waivers/reimbursements due from manager	8,071
Other	5,558

Total assets	18,063,130

Liabilities
Appreciated options written, at value (premiums received $260,190)	92,916

Unrealized depreciation on foreign currency exchange contracts	114,572

Appreciated swaps, at value (upfront payments received $15,318)	11,589

Depreciated swaps, at value (net upfront payments received $20,227)	589,288

Payables and other liabilities:
Investments purchased	181,996
Closed foreign currency contracts	174,330
Shareholder communications	9,704
Distribution and service plan fees	3,550
Futures margins	3,234
Transfer and shareholder servicing agent fees	1,891
Trustees’ compensation	691
Other	44,315

Total liabilities	1,228,076

Net Assets	$16,835,054

30 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Composition of Net Assets
Par value of shares of beneficial interest	$678

Additional paid-in capital	20,086,991

Accumulated net investment income	855,540

Accumulated net realized loss on investments and foreign currency transactions	(3,675,068)

Net unrealized depreciation on investments and translation of assets and liabilities
denominated in foreign currencies	(433,087)

Net Assets	$16,835,054

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $16,776,558 and 675,310 shares of beneficial interest outstanding)	$24.84
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$26.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,465 and 1,553 shares of beneficial interest outstanding)	$24.77

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,018 and 403 shares of beneficial interest outstanding)	$24.86

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,013 and 403 shares of beneficial interest outstanding)	$24.85
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2012

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$259,857
Dividends	283
Expenses[2]	(12,766)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	247,374

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	93,323
Dividends	230
Expenses[3]	(4,023)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	89,530

Total allocation of net investment income from master funds	336,904

Investment Income
Interest	540,179

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 3,649)	215,716
Affiliated companies	3,367

Total investment income	759,262

Expenses
Management fees	158,252

Distribution and service plan fees:
Class A	3,567
Class C	79

Transfer and shareholder servicing agent fees:
Class A	1,933
Class C	28
Class I	1

Shareholder communications:
Class A	32,413
Class C	593

Legal, auditing and other professional fees	48,470

Custodian fees and expenses	32,952

Administration service fees	1,500

Trustees’ compensation	292

Other	6,101

Total expenses	286,181
Less waivers and reimbursements of expenses	(86,156)

Net expenses	200,025

Net Investment Income	896,141
32 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$(1,623,054)
Affiliated companies	(34,195)
Wholly-owned subsidiary	14,797
Closing and expiration of option contracts written	411,757
Closing and expiration of futures contracts	(510,239)
Foreign currency transactions	(1,297,707)
Swap contracts	739,023

Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(4,874)
Oppenheimer Master Loan Fund, LLC	(71,320)

Total net realized loss	(2,375,812)

Net change in unrealized appreciation/depreciation on:
Investments	(230,173)
Translation of assets and liabilities denominated in foreign currencies	108,392
Futures contracts	20,902
Option contracts written	183,530
Swap contracts	(329,629)

Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(56,171)
Oppenheimer Master Loan Fund, LLC	(61,481)

Total net change in unrealized appreciation/depreciation	(364,630)

Net Decrease in Net Assets Resulting from Operations	$(1,844,301)

1.	The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $150.

3.	Net of expense waivers and/or reimbursements of $31.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	May 31,	May 31,
Year Ended	2012	2011

Operations
Net investment income	$896,141	$1,289,912

Net realized gain (loss)	(2,375,812)	272,708

Net change in unrealized appreciation/depreciation	(364,630)	204,243

Net increase (decrease) in net assets resulting from operations	(1,844,301)	1,766,863

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(723,091)	—
Class C	—	—
Class I	—	—
Class Y	—	—

	(723,091)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	131,406	—
Class C	38,572	—
Class I	10,000	—
Class Y	10,000	—

	189,978	—

Net Assets
Total increase (decrease)	(2,377,414)	1,766,863

Beginning of period	19,212,468	17,445,605

End of period (including accumulated net investment income of $855,540 and $708,489, respectively)	$16,835,054	$19,212,468

See accompanying Notes to Financial Statements.
34 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$28.68	$26.04	$26.75	$31.03	$30.47

Income (loss) from investment operations:
Net investment income[2]	1.33	1.93	.30	.64	1.01
Net realized and unrealized gain (loss)	(4.09)	.71	(.63)	(1.46)	(.15)

Total from investment operations	(2.76)	2.64	(.33)	(.82)	.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.08)	—	(.36)	(1.41)	(.11)
Tax retun of capital distribution	—	—	(.02)	—	—
Distributions from net realized gain	—	—	—	(2.05)	(.19)

Total dividends and/or distributions to shareholders	(1.08)	—	(.38)	(3.46)	(.30)

Net asset value, end of period	$24.84	$28.68	$26.04	$26.75	$31.03

Total Return, at Net Asset Value[3]	(9.66)%	10.14%	(1.25)%	(2.50)%	2.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,777	$19,212	$17,446	$17,920	$20,791

Average net assets (in thousands)	$17,468	$18,525	$17,695	$19,141	$20,522

Ratios to average net assets:[4]
Net investment income	5.12%[5]	6.96%[5]	1.15%	2.22%	3.30%
Total expenses	1.73%[5,6]	1.72%[5,7]	1.45%[7]	1.51%[7]	1.44%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%[5,8]	1.68%[5]	1.40%	1.46%	1.41%

Portfolio turnover rate	253%[9]	243%	409%	409%	357%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	1.97%

7.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%
Year Ended May 31, 2008	1.46%

8.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	1.48%

9.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended May 31, 2012	$2,523,236	$2,525,531
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class C	May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.82

Income (loss) from investment operations:
Net investment income[2]	.40
Net realized and unrealized loss	(.45)

Total from investment operations	(.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Tax retun of capital distribution	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$24.77

Total Return, at Net Asset Value[3]	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38

Average net assets (in thousands)	$25

Ratios to average net assets:[4,5]
Net investment income	4.87%
Total expenses[6]	9.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.56%

Portfolio turnover rate[8]	253%

1.	For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	10.29%

7.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	2.08%

8.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended May 31, 2012	$2,523,236	$2,525,531
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Period Ended
Class I	May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.82

Income (loss) from investment operations:
Net investment income[2]	.48
Net realized and unrealized loss	(.44)

Total from investment operations	.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Tax retun of capital distribution	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$24.86

Total Return, at Net Asset Value[3]	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	5.83%
Total expenses[6]	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.48%

Portfolio turnover rate[8]	253%

1.	For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	2.14%

7.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	1.00%

8.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended May 31, 2012	$2,523,236	$2,525,531
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	May 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$24.82

Income (loss) from investment operations:
Net investment income[2]	.47
Net realized and unrealized loss	(.44)

Total from investment operations	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Tax retun of capital distribution	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$24.85

Total Return, at Net Asset Value[3]	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	5.67%
Total expenses[6]	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.63%

Portfolio turnover rate[8]	253%

1.	For the period from January 27, 2012 (inception of offering) to May 31, 2012.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	2.10%

7.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended May 31, 2012	1.15%

8.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended May 31, 2012	$2,523,236	$2,525,531
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Multi Strategies Fund (the “Fund”), formerly Oppenheimer Absolute Return Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     As of May 31, 2012, approximately 98.9% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class C, I and Y shares were first publicly offered on January 27, 2012.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Investment in Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply
39 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended May 31, 2012, the Subsidiary has a surplus of $5,856 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”).
40 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the
41 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$345,944	$—	$3,719,635	$137,644

1.	As of May 31, 2012, the Fund had $3,719,525 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
|
2018	$978,916
No expiration	2,740,609

Total	$3,719,525

2.	The Fund had $110 of straddle losses which were deferred.

3.	During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended May 31, 2011, the Fund utilized $652,530 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
42 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Accordingly, the following amounts have been reclassified for May 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$25,999	$25,999
The tax character of distributions paid during the year ended May 31, 2012 and the period ended May 31, 2011 was as follows:

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011

Distributions paid from:
Ordinary income	$723,091	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$17,301,607
Federal tax cost of other investments	(2,443,744)

Total federal tax cost	$14,857,863

Gross unrealized appreciation	$1,537,705
Gross unrealized depreciation	(1,400,061)

Net unrealized appreciation	$137,644

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
43 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
44 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.
45 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
     Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered
Security Type	by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are
46 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,011,941	$—	$1,011,941
Common Stocks	1,264,635	—	—	1,264,635
Mortgage-Backed Obligations	—	794,071	—	794,071
U.S. Government Obligations	—	474,707	—	474,707
Non-Convertible Corporate Bonds and Notes	—	4,262,129	—	4,262,129
Event-Linked Bonds	—	1,028,800	—	1,028,800
Options Purchased	98,700	—	—	98,700
Investment Companies	1,281,036	6,898,152	—	8,179,188

Total Investments, at Value	2,644,371	14,469,800	—	17,114,171
Other Financial Instruments:
Futures margins	31,359	—	—	31,359
Foreign currency exchange contracts	—	156,689	—	156,689
Appreciated swaps, at value	—	404,123	—	404,123
Depreciated swaps, at value	—	4,885	—	4,885

Total Assets	$2,675,730	$15,035,497	$—	$17,711,227

Liabilities Table
Other Financial Instruments:
Futures margins	$(3,234)	$—	$—	$(3,234)
Foreign currency exchange contracts	—	(114,572)	—	(114,572)
Appreciated swaps, at value	—	(11,589)	—	(11,589)
Depreciated swaps, at value	—	(589,288)	—	(589,288)
Appreciated options written, at value	—	(92,916)	—	(92,916)

Total Liabilities	$(3,234)	$(808,365)	$—	$(811,599)

47 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2012[1]
	Shares	Amount

Class A
Sold	6,518	$161,406
Redeemed	(1,208)	(30,000)

Net increase	5,310	$131,406

Class C
Sold	1,553	$38,572
Redeemed	—	—

Net increase	1,553	$38,572

Class I
Sold	403	$10,000
Redeemed	—	—

Net increase	403	$10,000

Class Y
Sold	403	$10,000
Redeemed	—	—

Net increase	403	$10,000

1.	For the year ended May 31, 2012 for Class A shares, and for the period from January 27, 2012 (inception of offering) to May 31, 2012, for Class C, Class I and Class Y shares.
48 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended May 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$36,053,314	$36,768,234
U.S. government and government agency obligations	3,553,147	3,485,597
To Be Announced (TBA) mortgage-related securities	2,523,236	2,525,531
5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75
Prior to October 1, 2011 the Fund under the investment advisory agreement paid the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2012, the Fund paid $71 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at
49 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued
an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor

May 31, 2012	$533	$—	$—
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended May 31, 2012, the Manager waived $7,456.
     As of January 27, 2012, the Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Total Expenses” so that, as percentages of average daily net
50 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares. During the year ended May 31, 2012, the Manager waived fees and/or reimbursed the Fund $59,751, $684, $27 and $33 for Class A, Class C, Class Y and Class I, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Commodity Strategy Total Return Fund and the Master Funds. During the year ended May 31, 2012, the Manager waived fees and/or reimbursed the Fund $18,205 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to January 27, 2012. Effective January 27, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
6. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
51 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
52 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $637,422, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $231,000 as of May 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of May 31, 2012 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of May 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $581,186 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties
53 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of May 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$144,657		Appreciated swaps, at value	$11,589
Credit contracts	Depreciated swaps, at value	4,885		Depreciated swaps, at value	39,552
Equity contracts	Appreciated swaps, at value	147,623		Depreciated swaps, at value	463,475
Equity contracts	Futures margins	9,781	*	Futures margins	2,305	*
Equity contracts	Investments, at value	98,700	**	Appreciated options written, at value	92,916
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	156,689		Unrealized depreciation on foreign currency exchange contracts	114,572
Interest rate contracts	Appreciated swaps, at value	109,753		Depreciated swaps, at value	55,149
Interest rate contracts	Futures margins	21,578	*	Futures margins	929	*
Volatility contracts	Appreciated swaps, at value	2,090		Depreciated swaps, at value	31,112

Total		$695,756			$811,599

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated	Closing
	companies	and	Closing
Derivatives	(including	expiration	and
Not Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$(84,949)	$(84,949)
Equity contracts	(207,437)	98,952	(732,658)	—	412,703	(428,440)
Foreign exchange contracts	312,921	312,805	—	(926,027)	—	(300,301)
Interest rate contracts	—	—	222,419	—	81,195	303,614
Volatility contracts	—	—	—	—	330,074	330,074

Total	$105,484	$411,757	$(510,239)	$(926,027)	$739,023	$(180,002)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
54 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives				liabilities
Not Accounted		Option		denominated
for as Hedging		contracts	Futures	in foreign	Swap
Instruments	Investments*	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$41,959	$41,959
Equity contracts	(4,835)	183,530	32,153	—	(327,005)	(116,157)
Foreign exchange contracts	—	—	—	142,931	—	142,931
Interest rate contracts	—	—	(11,251)	—	3,176	(8,075)
Volatility contracts	—	—	—	—	(47,759)	(47,759)

Total	$(4,835)	$183,530	$20,902	$142,931	$(329,629)	$12,899

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated
55 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $7,328,840 and $9,774,403, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
56 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $4,878,513 and $8,451,605 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $7,592 on purchased put options.
     Options written, if any, are reported in a schedule following the Statement of
Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
57 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $135,284 and $4,545 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended May 31, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 31, 2011	14	$82,570	7	$2,779
Options written	684,160,237	1,901,653	684,160,140	381,749
Options closed or expired	(390,480,102)	(435,791)	(293,680,122)	(208,442)
Options exercised	(293,680,113)	(1,291,302)	(390,480,007)	(173,026)

Options outstanding as of May 31, 2012	36	$257,130	18	$3,060

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of
58 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
59 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $2,207,692 and $2,037,954 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $6,645,707 and $4,150,539 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
60 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $7,287,179 and $4,270,204 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the
61 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
6.	Risk Exposures and the Use of Derivative Instruments Continued

contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $6,850 and $18,227 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the
62 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
63 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund, formerly Oppenheimer Absolute Return Fund, including the statement of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
July 23, 2012
64 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 11.52% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $59,652 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2012, the maximum amount allowable but not less than $79,521 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
65 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at
1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
66 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 69	Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm):
Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds:
An Insider’s View published by Oxford University Press
67 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Continued	(second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 60	Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994);
68 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Mary Ann Tynan, Continued	Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive
69 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

TRUSTEES AND OFFICERS Unaudited/Continued

William F. Glavin, Jr., Continued	Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong and Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Age: 46	Vice President of the Manager (since June 1999); employed in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March
70 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Mark S. Vandehey, Continued	2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).
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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
72 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Financial Statements for Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. for the Period Ended May 31, 2012

74	Statement of Investments

75	Statement of Assets and Liabilities

76	Statement of Operations

77	Statement of Changes in Net Assets

78	Notes to Financial Statements

88	Report of Independent Registered Public Accounting Firm
73 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
STATEMENT OF INVESTMENTS
As of May 31, 2012, the Fund only held future contracts. Therefore, no Statement of Investments is included.
Futures Contracts as of May 31, 2012 are as follows:

		Unrealized	Percentage of
		Appreciation	Fund Net
Contract Description	Buy/Sell	(Depreciation)	Assets

Livestock	Sell	$(15,495)	(1.53)%
Industrial Metals	Buy	(18,915)	(1.87)
Precious Metals	Sell	7,263	0.72

		$(27,147)	(2.68)%

74 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2012

Assets
Cash	$973,448

Cash used for collateral on futures	73,150

Receivables and other assets:
Futures margins	1,120
Other	7,863

Total assets	1,055,581

Liabilities
Payables and other liabilities:
Futures margins	26,108
Legal, auditing and other professional fees	16,652
Other	880

Total liabilities	43,640

Net Assets	$1,011,941

Composition of Net Assets
Par value of shares of beneficial interest	$100

Additional paid-in capital	1,024,900

Accumulated net investment loss	(40,533)

Accumulated net realized gain on investments	54,621

Net unrealized depreciation on investments	(27,147)

Net Assets—applicable to 10,000 shares of beneficial interest outstanding	$1,011,941

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$101.19
See accompanying Notes to Financial Statements.
75 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
STATEMENT OF OPERATIONS
For the Period Ended May 31, 20121

Expenses
Management fees	$7,458

Legal, auditing and other professional fees	26,587

Trustees’ compensation	4,870

Custodian fees and expenses	1,442

Other	176

Total expenses	40,533

Net Investment Loss	(40,533)

Realized and Unrealized Gain (Loss)
Net realized gain on closing and expiration of futures contracts	54,621

Net change in unrealized appreciation/depreciation on futures contracts	(27,147)

Net Decrease in Net Assets Resulting from Operations	$(13,059)

1.	For the period from October 26, 2011 (commencement of operations) to May 31, 2012.
See accompanying Notes to Financial Statements.
76 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
May 31,2012[1]

Operations
Net investment loss	$(40,533)

Net realized gain	54,621

Net change in unrealized appreciation/depreciation	(27,147)

Net decrease in net assets resulting from operations	(13,059)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	1,025,000

Net Assets
Total increase	1,011,941

Beginning of period	—

End of period (including accumulated net investment loss of $40,533 for the period ended May 31, 2012)	$1,011,941

1.	For the period from October 26, 2011 (commencement of operations) to May 31, 2012.
See accompanying Notes to Financial Statements.
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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. (the “Fund”), formerly Oppenheimer Absolute Return Fund (Cayman) Ltd., is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of May 31, 2012, 100% of the Fund was owned by Oppenheimer Global Multi Strategies Fund (“OARF”). The Manager is also the investment adviser of OARF and ORAMI is also the Sub-Adviser of OARF. The Fund commenced operations on October 26, 2011.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of May 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the period ended May 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio
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securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager,
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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by
Security Type	third-party pricing vendors

Corporate debt, government debt , municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair
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valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Other Financial Instruments:
Futures	$1,120	$—	$—	$1,120

Total Assets	$1,120	$—	$—	$1,120

Liabilities Table
Other Financial Instruments:
Futures	$(26,108)	$—	$—	$(26,108)

Total Liabilities	$(26,108)	$—	$—	$(26,108)

81 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
3. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 10,000 participating shares for $1,000,000 on October 26, 2011 in conjunction with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
Capital transactions were as follows:

Period Ended May 31, 2012[1]
Amount

Contributions	$1,425,000
Withdrawals	(400,000)

Net increase	$1,025,000

1.	For the period from October 26, 2011 (commencement of operations) to May 31, 2012.
4. Expenses
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1%.
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate of 0.5%.
     The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including,
82 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances
83 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of May 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not	Statement of		Statement of
Accounted for as	Assets and		Assets and
Hedging Instruments	Liabilities Location	Value	Liabilities Location	Value

Commodity contracts	Futures margins	$1,120*	Futures margins	$26,108*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Closing and
Derivatives Not Accounted	expiration of
for as Hedging	futures
Instruments	contracts

Commodity contracts	$54,621

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging	Futures
Instruments	contracts

Commodity contracts	$(27,147)
Futures Contracts. A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by
84 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.
     The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.
     During the period ended May 31, 2012, the Fund had an ending monthly average market value of $313,194 and $303,526 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Financial Highlights
The following represents the total return of the Fund for the period ended May 31, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended May 31, 2012[1]	(1.56)%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended May 31, 2012[1]

Ratios to average net assets:
Net investment loss	(5.42)%
Total expenses	5.42%

1.	For the period from October 26, 2011 (commencement of operations) through May 31, 2012.
85 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek
86 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through July 16, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
87 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND (CAYMAN) LTD.
REPORT OF TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of Oppenheimer Global Multi Strategies Fund (Cayman) Ltd.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., including the statement of investments, as of May 31, 2012, and the related statement of operations and the statement of changes in net assets for the period from October 26, 2011 (commencement of operations) to May 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. as of May 31, 2012, the results of its operations and the changes in its net assets for the period from October 26, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 23, 2012
88 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
89 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
90 | OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,000 in fiscal 2012 and $38,000 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2012 no such fees during fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $402,806 in fiscal 2012 and $227,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for GIPs attestation procedures, and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,800 in fiscal 2012 and $520 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $190,051 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $599,157 in fiscal 2012 and $228,420 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 7/10/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 7/10/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 7/10/2012